EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Anthony Macaluso, the Chief Executive Officer and President of Single Touch Systems Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    The Annual Report on Form 10-K for the year ended September 30, 2010 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 29, 2010	/s/ Anthony Macaluso
Anthony Macaluso
Director, Chief Executive Officer and President
(Principal Executive Officer)
(Principal Financial Officer)